Filed Pursuant to Rule 497(a)
File No. 333-172676
Rule 482 Ad

For Immediate Release

Contact:	Neil A. Daniele Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, NY 10281 (212) 667-1873

JAPAN SMALLER CAPITALIZATION FUND, INC.
 ANNOUNCES TERMS OF RIGHTS OFFERING

New York, New York, June 10, 2011 –  The Board of Directors of Japan Smaller Capitalization Fund, Inc. (NYSE:JOF) (the “Fund”) has approved the terms of the Fund’s transferable rights offering (the “Rights Offering”) of its shares of common stock.  The Board of Directors of the Fund has determined that the Rights Offering is in the best interests of the Fund and its existing stockholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities consistent with its investment objective of long-term capital appreciation primarily through investments in smaller capitalization companies in Japan.  The Rights Offering is expected to provide stockholders the opportunity to subscribe for additional shares of the Fund’s common stock at a discount to market price.

Subject to the registration statement for the Rights Offering becoming effective under the Securities Act of 1933, as amended, the Fund will distribute to stockholders of record one transferable Right for each share of its common stock held on the record date.  Stockholders will be entitled to purchase one new share of common stock for every three Rights held (1 for 3); however any record date stockholder who is issued fewer than three Rights will be entitled to subscribe for one share of the Fund’s common stock. Fractional shares will not be issued.

The record date for the Rights Offering is currently expected to be June 23, 2011. The proposed subscription period is currently anticipated to expire on July 22, 2011, unless extended by the Fund (the “Expiration Date”).

The estimated subscription price has not yet been determined by the Fund.  The subscription price will be determined on the Expiration Date, and will be equal to 90% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the Expiration Date and the four immediately preceding trading days (the “Formula Price”); provided, however, that in no event shall the subscription price be less than 75% of the net asset value per share of the Fund’s common stock at the close of trading on the New York Stock Exchange on the Expiration Date.  If the Formula Price is less than 75% of the net asset value per share of the Fund’s common stock at the close of trading on the Expiration Date, the subscription price will be 75% of the net asset value per share of the Fund’s common stock at the close of trading on that day.

The Rights will be transferable, with the subscription period commencing on June 23, 2011 (the record date) and expiring on the Expiration Date, unless extended by the Fund.  Rights may be exercised at any time during the subscription period.

Record date stockholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling these stockholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares of common stock not purchased pursuant to the primary subscription.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the Prospectus for this offering to record date stockholders within the United States shortly following the record date. To exercise their Rights, stockholders who hold their shares through a broker, custodian or trust company, should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Stockholders who do not hold shares through a broker, custodian or trust company, should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Rights Offering, together with their payment, at one of the locations indicated on the subscription certificate or in the Prospectus.

The Fund is a non-diversified closed-end, management investment company.  The Fund’s primary investment objective is to provide stockholders with long-term capital appreciation primarily through investments in smaller capitalization companies in Japan.  Because the Fund is non-diversified, it can take larger positions in fewer companies, increasing its overall risk.  Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political and economic conditions.  Foreign securities markets generally exhibit greater price volatility and are less liquid than the U.S. markets.  Shares of closed-end funds frequently trade at a discount to net asset value.  The price of the Fund’s shares is determined by a number of factors,  many of which are beyond the control of the Fund.

The Fund’s Manager is Nomura Asset Management U.S.A. Inc. and its Investment Adviser is Nomura Asset Management Co., Ltd.

*                      *                      *

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.  For further information regarding the Fund’s Rights Offering, or to obtain a Prospectus, when available, please contact the Fund’s Information Agent:

Georgeson Inc.
199 Water Street – 26th Floor
New York, NY 10038
(888) 607-6511

The information in this communication is not complete and may be changed.  The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective.  This communication is not an offer to sell these securities or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state where the offer, solicitation or sale is not permitted.